Common Stock	12 Months Ended
Jan. 31, 2015
Equity [Abstract]
Common Stock

(10) Common stock

The Company and its shareholders have entered into a Stockholders Agreement, which provide for, among others, certain covenants and conditions, information, first refusal, take along, come along and rights of participation. Under the terms of Ollie’s Stockholder Agreement dated September 28, 2012, Ollie’s has an option to purchase all of the share of common stock upon termination of employment. Class A stockholders are entitled to one vote for each share of common stock held by such holder. Holders of Class B Common Stock are not entitled to any voting rights.

During the fiscal year ended January 31, 2015, the company repurchased 2,875 Class A common stock shares from a shareholder for $9.99 per share. The Company records the value of its common stock held in treasury at cost.